Delaware
Investments(SM)                                         Delaware Delchester Fund
--------------------------------------
A member of Lincoln Financial Group(R)


Current Income








                            (Current Income Artwork)












                                               2 0 0 1  A N N U A L  R E P O R T

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders           1

Portfolio Management
Review                           3

Performance Summary              7

Financial Statements

   Statement of Net Assets       8

   Statement of Assets
   and Liabilities               12

   Statement of Operations       12

   Statements of Changes in
   Net Assets                    13

   Financial Highlights          14

   Notes to Financial
   Statements                    18

   Report of Independent
   Auditors                      21

A Commitment to Our Investors

Experience
[ ]Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
[ ]We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ]We strive to deliver consistently good performance in all asset classes.
[ ]We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[ ]We are committed to providing the highest standards of client service.
[ ]You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[ ]We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ]Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[ ]We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $83 billion in assets as of June 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder




August 1, 2001

Recap of Events -- The past year has been particularly challenging for U.S. businesses and investors. Coming off a record-setting, decade-long period of growth, the U.S. economy began slowing considerably during the second half of 2000, creating a difficult corporate earnings environment and volatile capital markets. The sharp economic downturn has arguably been brought on by several events, including dramatically higher oil prices, an acute electricity shortage in California, and the Federal Reserve's series of interest rate hikes in late 1999 and early 2000.

During the slowdown that began in the second half of 2000, business spending decreased substantially, while corporate bond credit quality deteriorated across many sectors (Source: Standard & Poor's). In response, the Federal Reserve Board began an aggressive campaign of monetary easing in January of 2001, enacting six interest rate cuts in six months totaling 2.75%.

At the start of Delaware Delchester Fund's fiscal year on August 1, 2000, the high-yield bond market suffered from the same problems that had hurt performance since 1998. Investor demand for high-yield bonds had dwindled while defaults were still rising (Source: Standard & Poor's).

The high-yield bond market continued its struggles until December, when performance picked up significantly. A rally lasted well into January, but strong performance among high-yield assets was not able to continue as 2001 progressed and economic slowing worsened. The telecommunications sector in particular was hit hard by credit concerns.

Delaware Delchester Fund returned -20.22% for the fiscal year ended July 31, 2001 (Class A shares at net asset value with distributions reinvested). Our results trailed the Lipper High Current Yield Funds Average, which posted a -4.74% return during the same period, and the +2.22% return for the Salomon Smith Barney High-Yield Cash Pay Index, the Fund's benchmark.


Total Return
For the period ended July 31, 2001                                  One Year
--------------------------------------------------------------------------------
Delaware Delchester Fund-- Class A Shares                            -20.22%
--------------------------------------------------------------------------------
Lipper High Current Yield Funds Average (408 funds)                   -4.74%
Salomon Smith Barney High-Yield Cash Pay Index                        +2.22%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 7. The Lipper High Current Yield Funds Average represents the average return of high-yield bond mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

"THE FUND HAS
HAD CONSECUTIVE
CHALLENGING YEARS,
AND WE ENCOURAGE
LONG-TERM INVESTORS
TO REMAIN DISCIPLINED
AND FOCUS ON THE
LONG TERM."


Market Outlook -- As investors await signs of economic recovery, we believe they will continue to diversify, buying more bonds and bond mutual funds. Our outlook in the intermediate term remains cautious for high-yield bonds, some of which are likely to continue to be troubled by credit problems until the economy strengthens.

With economic indicators still mixed at best, there has been no indication that the Fed is finished with its efforts to ease interest rates. This at least should be beneficial to investors in bond mutual funds, which have seen inflows throughout much of 2001 (Source: AMG Data Services).

We also believe there are plenty of reasons for investors to take the optimistic view that an economic rebound is not far off. In a recovery, overall bond credit quality should improve once corporations begin to strengthen their balance sheets and put the worst of their recent poor performance behind them. History shows that an upturn in the economic cycle can be the launching point for stronger performance among high-yield bonds.

Regardless of the timing for a potential economic rebound, we believe that Delaware Delchester Fund can play an important role in a well-diversified investment portfolio going forward. The Fund has had consecutive challenging years, and we encourage long-term investors to remain disciplined and focus on the long term. On the following pages, Peter Andersen and Jude Driscoll, Portfolio Managers for the Fund, explain positioning over the fiscal year ended July 31, 2001 and provide an outlook for the coming months.


Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              ------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

          Peter C. Andersen
            Vice President/
   Senior Portfolio Manager

           Jude T. Driscoll
  Executive Vice President/
       Head of Fixed Income
Delaware Management Company

August 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Delchester Fund suffered through a difficult year, posting a disappointing -20.22% return (Class A shares at net asset value with distributions reinvested). The second half of Delaware Delchester Fund's fiscal year in particular has been a volatile one. Beginning in December, the telecommunications sector appeared to offer tremendous potential and bonds rallied dramatically. High-yield bond mutual funds experienced strong inflows during this period and many investors interpreted these signs as the start of a market recovery (Source: SimFund).

Delaware Delchester Fund's investment objective is to provide as high a level of current income as is consistent with providing reasonable safety. Our fixed-income team includes 17 dedicated analysts who specialize by market sector and perform in-depth company research that includes intensive credit analysis.

In our pursuit of income during the year, we looked to the telecommunications sector. In the fall of 2000, prices for telecommunications bonds were down and yields were higher than for bonds in other sectors. Even during a brief rally in the high-yield bond market at mid-fiscal-year, we believed yields on telecommunication bonds generally remained attractive relative to other parts of the market.

In mid-February, momentum slowed in the sector. Credit problems among telecommunications issuers began to emerge as a result of the slowing economy. Creditors began assessing telecom issuers on the basis of liquidity, and as a result, funding requirements became the primary measure for evaluating risk among these companies (Source: Moody's Investors Service).

Prices fell among telecommunications bonds, including some issues for which we felt the credit remained sound. Unfortunately, this occurred at a time when we maintained significant holdings in the telecommunications sector and the Fund was severely impacted. We believe we have since taken steps to help protect principal in the Fund, however, the Fund's total return trailed its peer group and benchmark index for the fiscal year.

We believe the extreme decline in investor confidence in the telecommunications sector was the factor that most negatively impacted the Fund's performance during the fiscal year. However, we continue to believe that our deep credit research is an effective way to find attractive yields and that it will remain a valuable asset over the long term.

"IN AN EFFORT TO
MINIMIZE RISK IN A
WEAKER ECONOMY, WE
HAVE BROUGHT SECTOR
ALLOCATIONS MORE
CLOSELY IN LINE WITH
THE FUND'S BENCHMARK
INDEX."

Portfolio Highlights
The current management team took over Delaware Delchester Fund on September 29, 2000, amid a very challenging environment. Despite a stretch of strong performance in December 2000 and January 2001, the high-yield bond market generally remained volatile during much of our fiscal year. A rising rate of defaults continued to affect market conditions, while the disparity between yields on bonds of different credit qualities rose to extremely high levels.

Early in the fiscal year, we increased our investments in key telecommunications holdings that we believed had attractive risk-return characteristics with regard to yield. When the economic environment worsened in February, many telecommunications companies began experiencing liquidity issues and credit became a major concern in our markets.

As the outlook for the telecommunications sector worsened in 2001, a number of our holdings were impacted by the intensified credit scrutiny and the drop off of capital funding that took place in the market. One of our core holdings, Winstar Communications, defaulted on its interest payments and is no longer a holding within the Fund as of this report. Consistent with your Fund's investment objective, in our pursuit of income we also must be mindful of reasonable safety of principal. Accordingly, as the telecommunications sector weakened, we began to reevaluate many of our positions.

In an effort to minimize risk and protect principal in a weaker economy, sector allocations are now more closely in line with the Fund's benchmark index. In our opinion, the high-yield market during the second half of our fiscal year was not an easy place to seek income. Many of the highest-yielding bonds in the market simply became too great a risk during the fiscal year, while higher-rated issues saw increased demand and thus offered lower yields. In July of 2001, the dividend payment for Delaware Delchester Fund was reduced.

Delaware Delchester Fund
Portfolio Characteristics
July 31, 2001
---------------------------------------
Current 30-Day SEC Yield*    11.26%
---------------------------------------
Average Duration**           4.50 years
---------------------------------------
Average Maturity***          7.50 years
---------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of July 31, 2001 for both Class B and C shares was 11.07%. The Institutional Class yield was 12.14%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average maturity is the average time remaining until repayment by issuers of portfolio securities.




A Tough Year in Telecom As investor sentiment toward upstart telecommunications companies fell off, so too did bond issuance in the sector. High-yield debt issuance by U.S. alternative telecommunications operators
($billion)

         $22.8      $8.4      $13.4      $1.3*
         -------------------------------------
         1998       1999      2000       2001

*Through August 10, 2001
Source: Deutsche Bank

During the second half of our fiscal year, we concentrated on defensive sectors, which we believed offered a better opportunity to preserve principal. In a period of economic uncertainty, the cable industry, in particular, is an attractive alternative to traditional high-growth industries such as telecommunications. The appeal of cable companies is their use of discretionary capital expenditures. This means that companies will often increase a loan amount to acquire or improve capital assets. Return is then generated by cash flow from cable subscribers who pay a fixed rate for monthly service -- an amount that's generally more resistant to recession and individual financial hardship. Access to a broad spectrum of companies allows us to maintain positions in core names, while investing in smaller players that offer the potential for higher growth. Charter Communications, Adelphia Communications, and Insight Communications remain among the Fund's top cable holdings.

During the second half of the fiscal year, the Fund also began investing in select holdings in the food services industry, which we believe lends itself nicely to our credit research capabilities. CKE Restaurants is one example of a holding that has exhibited strong fundamentals and appears to be in the midst of a turnaround. Others include Avado Brands and American Restaurant Group. While holdings such as these are more speculative in nature, we believe we can offset the risks by employing a dedicated analyst who can identify and weigh opportunities as they arise. Leveraging these research skills can help us take advantage of selective issues that have been largely ignored by the market.

Due to continued industry uncertainty, we are maintaining a lower weighting in the telecommunications sector than in the past. While many telecom bonds are selling at a deep discount and offer some of the industry's highest yields, we believe that individual company fundamentals are, in many cases, difficult to read at this time. We believe that focusing on select, high quality names as a result of our thorough credit analysis enables us to invest in those companies exhibiting the strongest prospects for turnaround. Some of the telecom names we believe offer attractive performance in the long-distance arena include Level 3 Communications and Williams Communications. Core holdings among competitive local exchange carriers included Intermedia Communications and Time Warner Telecommunications.

Outlook
We expect continued uncertainty in the high-yield market for the remainder of 2001. In light of slow economic growth and poor prospects for the telecommunications industry, we expect that investors will wait on the sidelines until concrete results begin to emerge from corporate operations. We believe that the telecom industry will undergo continued scrutiny regarding the prospects for long-distance services, wireless, and internet data demand estimates. We also anticipate that default rates -- which will be concentrated in the telecom sector -- will peak by year-end.

Moving forward, we will maintain a cautious approach. We believe that defensive areas including cable, media, broadcasting, healthcare, chemical, and paper and forest should fare well. Our strategy seeks to minimize exposure to any one industry by carefully monitoring sector weightings on an ongoing basis. We are confident that integrating a bottom-up approach with intensive credit research helps us uncover the best high-yield opportunities available.

The remainder of 2001 will more than likely witness a split in returns. This means that while low rated issues will fare poorly, the higher rated bonds -- those in greater demand -- will also provide lower yields. While we believe the current high-yield market environment is unusual given the dramatic problems in the telecom sector, we are confident that an eventual drop in default rates and a return to more typical market conditions will benefit our disciplined, long-term investment approach. We are confident that investors who remain committed to the high-yield market will be rewarded with stronger performance over time.


Delaware Delchester Fund
Top 10 Sectors
As of July 31, 2001

Industry                                                Percentage of Net Assets
--------------------------------------------------------------------------------
Cable, Media & Publishing                                        13.6%
--------------------------------------------------------------------------------
Telecommunications                                               10.7%
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                  6.1%
--------------------------------------------------------------------------------
Food, Beverage & Tobacco                                          5.6%
--------------------------------------------------------------------------------
Chemicals                                                         5.3%
--------------------------------------------------------------------------------
Energy                                                            5.0%
--------------------------------------------------------------------------------
Retail                                                            4.6%
--------------------------------------------------------------------------------
Utilities                                                         4.6%
--------------------------------------------------------------------------------
Healthcare & Pharmaceuticals                                      4.6%
--------------------------------------------------------------------------------
Metals & Mining                                                   3.2%
--------------------------------------------------------------------------------

FUND BASICS
-----------
As of July 31, 2001

Fund Objective
The Fund seeks as high a level of
current income as is consistent with
providing reasonable safety.

Total Fund Net Assets
$434.16 million

Number of Holdings
148

Fund Start Date
August 20, 1970

Your Fund Management
Peter C. Andersen is Vice President /Senior Portfolio manager of Delaware's high-yield funds. Prior to joining Delaware Investments in September 2000, Mr. Andersen was portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. He holds a Master's degree in Finance from Harvard University and a Master's degree in Physics from Yale University. Mr. Andersen is also a CFA charterholder.

Jude T. Driscoll is executive Vice President/Head of Fixed Income at Delaware Management Company. Mr. Driscoll received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Nasdaq Symbols
Class A    DETWX
Class B    DHYBX
Class C    DELCX



                      DELAWARE DELCHESTER FUND PERFORMANCE
                      ------------------------------------

Growth of a $10,000 Investment
July 31, 1991 through July 31, 2001

          Delaware Delchester Fund Growth of $10,000 investment chart
          -----------------------------------------------------------

                        Delaware
                     Delchester Fund             Salomon Smith Barney High
                    -- Class A Shares              Yield Cash Pay Index
Jul-91                 $ 9,525.00                       $10,000.00
Jul-92                 $11,809.00                       $12,293.00
Jul-93                 $13,517.00                       $14,296.00
Jul-94                 $13,733.00                       $14,754.00
Jul-95                 $14,894.00                       $16,876.00
Jul-96                 $16,101.00                       $18,381.00
Jul-97                 $18,924.00                       $21,284.00
Jul-98                 $20,906.00                       $23,552.00
Jul-99                 $19,308.00                       $23,503.00
Jul-00                 $17,046.00                       $23,305.00
Jul-01                 $13,600.00                       $23,821.00

Chart assumes $10,000 invested on July 31, 1991 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through July 31, 2001           Lifetime       10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
      Excluding Sales Charge     +7.39%         +3.62%     -3.32%       -20.22%
      Including Sales Charge     +7.22%         +3.12%     -4.27%       -24.02%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
      Excluding Sales Charge     -1.08%          --        -4.05%       -20.85%
      Including Sales Charge     -1.08%          --        -4.29%       -23.68%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
      Excluding Sales Charge     -2.71%          --        -4.05%       -20.85%
      Including Sales Charge     -2.71%          --        -4.05%       -21.55%
--------------------------------------------------------------------------------
Delaware Delchester Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended July 31, 2001 for Delaware Delchester Fund's Institutional Class were +7.51%, +3.88%, -3.07%, and -19.98%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Delchester Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DETIX

Statement of Net Assets

DELAWARE DELCHESTER FUND
------------------------
                                                       Principal    Market
July 31, 2001                                          Amount       Value
--------------------------------------------------------------------------------
   Collateralized Mortgage Obligations - 0.68%
   Wells Fargo Mortgage Backed
      Securities 6.75% 5/25/31 .....................    $ 1,995,753  $ 1,581,790
   Washington Mutual Mortgage Series
      Companies 6.71% 8/25/31 ......................      1,711,615    1,356,455
                                                                     -----------
   Total Collateralized Mortgage
      Obligations (cost $2,930,605) ................                   2,938,245
                                                                     -----------
   Corporate Bonds - 84.25%
   Aerospace & Defense - 0.83%
   Alliant Techsystems 144A
      8.50% 5/15/11 ................................      1,375,000    1,430,000
  +BE Aerospace 9.50% 11/1/08 ......................      2,100,000    2,173,500
                                                                     -----------
                                                                       3,603,500
                                                                     -----------

   Automobiles & Automotive Parts - 2.33%
   Advanced Accessory Systems/AAS
      Capital 9.75% 10/1/07 ........................        685,000      496,625
   American Axle & Manufacturing
      9.75% 3/1/09 .................................      2,375,000    2,446,250
   Navistar International 144A
      9.375% 6/1/06 ................................      1,650,000    1,720,125
   Neff 10.25% 6/1/08 ..............................      9,405,000    5,454,900
                                                                     -----------
                                                                      10,117,900
                                                                     -----------

   Banking, Finance & Insurance - 2.70%
 **Coaxial 12.875% 8/15/08 .........................     3,330,000    2,514,150
***Finova Capital
      6.25% 11/1/02 ................................      1,000,000      948,401
     +7.25% 11/8/04 ................................      2,000,000    1,936,296
      7.25% 4/1/49 .................................      1,000,000      957,500
   Petrobras International Finance 144A
      9.75% 7/6/11 .................................      2,335,000    2,270,788
   Sovereign Bancorp
      10.50% 11/15/06 ..............................      2,875,000    3,115,781
                                                                     -----------
                                                                      11,742,916
                                                                     -----------

   Buildings & Materials - 1.50%
   Beazer Homes USA
      8.625% 5/15/11 ...............................      3,000,000    3,067,500
  +KB Home 9.50% 2/15/11 ...........................      2,435,000    2,508,050
   Ryland 9.125% 6/15/11 ...........................        920,000      941,850
                                                                     -----------
                                                                       6,517,400
                                                                     -----------
   Cable, Media & Publishing - 13.56%
   Adelphia Communications
      10.25% 6/15/11 ...............................      4,475,000    4,385,500
      10.50% 7/15/04 ...............................      2,730,000    2,764,125
  +Advanstar Communications
      12.00% 2/15/11 ...............................      3,015,000    3,090,375
   Charter Communications
      9.92% 4/1/11 .................................     10,540,000    7,298,950
      10.00% 4/1/09 ................................      5,425,000    5,574,188
  +Coaxial Communications
      10.00% 8/15/06 ...............................      2,800,000    2,814,000

                                                       Principal    Market
                                                       Amount       Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Cable, Media & Publishing (continued)
   Echostar Broadband
      10.375% 10/1/07 ...........................     $ 4,340,000    $ 4,540,725
   Emmis Communications
      8.125% 3/15/09 ............................       1,000,000        960,000
   Granite Broadcasting
      10.375% 5/15/05 ...........................       1,140,000        789,450
 **Insight Communications 144A
      12.25% 2/15/11 ............................      13,390,000      7,866,624
   Insight Midwest 144A
      10.50% 11/1/10 ............................         190,000        205,200
  +Key3Media 11.25% 6/15/11 .....................       3,200,000      3,120,000
   Media Broadband 11.00% .......................       2,500,000      2,650,000
      7/15/13
   Nextmedia 10.75% 7/1/11 ......................       4,925,000      5,152,781
   Penton Media 144A
      10.375% 6/15/11 ...........................       3,575,000      3,521,375
   Radio One 144A 8.875% 7/1/11 .................       1,150,000      1,178,750
   Telewest Communications
      11.25% 11/1/08 ............................       3,500,000      2,922,500
                                                                      ----------
                                                                      58,834,543
                                                                      ----------
   Chemicals - 5.28%
   Avecia 11.00% 7/1/09 .........................       1,700,000      1,710,625
  +IMC Global 7.40% 11/1/02 .....................       7,875,000      7,430,244
   ISP Chemco 144A 10.25% 7/1/11 ................       3,000,000      3,015,000
   Lyondell Chemical 9.625% .....................       4,000,000      4,040,000
      5/1/07
   Macdermid 144A 9.125% ........................       4,350,000      4,328,250
      7/15/11
   Polymer 9.00% 7/1/07 .........................       6,025,000      2,379,875
                                                                      ----------
                                                                      22,903,994
                                                                      ----------

   Computers & Technology - 2.36%
   Amkor Technology 9.25% 5/1/06 ................         595,000        544,425
  +Asat Finance 12.50% 11/1/06  .................       2,356,250      2,132,406
  +ChipPAC International
      12.75% 8/1/09 .............................       4,375,000      4,221,875
  +Seagate Technologies 12.50% 11/15/07 .........       3,340,000      3,365,050
                                                                      ----------
                                                                      10,263,756
                                                                      ----------
   Consumer Products - 1.84%
   American Greetings
      6.10% 8/1/28 ..............................       3,550,000      2,952,024
      11.75% 7/15/08 ............................       2,205,000      2,105,775
***Derby Cycle 10.00% 5/15/08 ...................       2,500,000        881,250
   Salton 144A 12.25% 4/15/08 ...................       2,000,000      2,035,000
                                                                      ----------
                                                                       7,974,049
                                                                      ----------
   Electronics & Electrical Equipment - 0.65%
  +Flextronics International
      9.875% 7/1/10 .............................       2,750,000      2,818,750
                                                                      ----------
                                                                       2,818,750
                                                                      ----------

                                                       Principal     Market
Delaware Delchester Fund                               Amount        Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)

   Energy - 4.97%
   BRL Universal Equipment
      8.875% 2/15/08 ............................     $ 1,250,000  $   1,262,500
   Chesapeake Energy 144A
       8.125% 4/1/11 ............................       3,050,000      2,935,625
   Cross Timbers Oil 8.75% 11/1/09 ..............       2,500,000      2,568,750
   Grey Wolf 8.875% 7/1/07 ......................       1,465,000      1,454,013
   Mission Energy 144A
      13.50% 7/15/08 ............................       7,070,000      7,158,375
   Sesi 144A 8.875% 5/15/11 .....................       2,000,000      1,940,000

 **Universal Compression
      9.875% 2/15/08 ............................       4,745,000      4,246,775
                                                                      ----------
                                                                      21,566,038
                                                                      ----------

   Environmental Services - 0.12%
   Allied Waste 144A 8.875% 4/1/08 ..............         510,000        532,950
                                                                      ----------
                                                                         532,950
                                                                      ----------

   Food, Beverage & Tobacco - 5.60%
  +Advantica Restaurant
      11.25% 1/15/08 ............................       7,445,000      4,597,288
  +Agrilink Foods 11.875% 11/1/08 ...............       1,000,000        946,250
   American Restaurant
      11.50% 2/15/03 ............................       2,500,000      2,387,500
   Avado Brands 11.75% 6/15/09 ..................       7,750,000      2,751,250
  +CKE Restaurants 9.125% 5/1/09 ................       7,390,000      5,727,249
   DiGiorgio 10.00% 6/15/07 .....................       5,840,000      5,460,400
   National Wine & Spirits
      10.125% 1/15/09 ...........................       2,425,000      2,449,250
                                                                      ----------
                                                                      24,319,187
                                                                      ----------

   Healthcare & Pharmaceuticals - 4.56%
   Davita 144A 9.25% 4/15/11 ....................       2,800,000      2,926,000
   Fresensius Medical Care
      TOPrS 9.00% 12/1/06 .......................           3,020      3,133,250
   Kinetic Concepts 9.625% 11/1/07 ..............       6,875,000      6,531,250
   Magellan Health Services 144A
      9.375% 11/15/07 ...........................       3,125,000      3,234,375
   Triad Hospitals 8.75% 5/1/09 .................       3,850,000      3,984,750
                                                                      ----------
                                                                      19,809,625
                                                                      ----------

   Industrial Machinery - 0.94%
   Briggs & Stratton 8.875% 3/15/11 .............       3,000,000      3,075,000
   Grant Prideco 9.625% 12/1/07 .................         970,000        986,975
                                                                      ----------
                                                                       4,061,975
                                                                      ----------
   Leisure, Lodging & Entertainment - 6.12%
  +Alliance Gaming 10.00% 8/1/07 ................       5,350,000      5,390,124
   Anchor Gaming 9.875% 10/15/08 ................       4,475,000      4,888,938
   Avado Brands 9.75% 6/1/06 ....................       1,050,000        845,250
   Extended Stay America 144A
      9.875% 6/15/11 ............................       2,200,000      2,222,000
   Felcor Lodging 8.50% 6/1/11 ..................       2,500,000      2,418,750
  +Host Marriott 8.375% 2/15/06 .................       1,950,000      1,945,125

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Leisure, Lodging & Entertainment (continued)
   Mohegan Tribal 144A
      8.375% 7/1/11 .............................    $  2,000,000   $  2,030,000

+**Premier Parks 10.00% 4/1/08 ..................       5,000,000      4,175,000
   Station Casinos 9.875% 7/1/10 ................       2,575,000      2,649,031
                                                                      ----------
                                                                      26,564,218
                                                                      ----------

   Metals & Mining - 3.19%
   Golden Northwest
       12.00% 12/15/06 ..........................       4,030,000      1,813,500
   Grupo Minero 9.25% 4/1/28 ....................       7,000,000      4,077,500
   Jorgensen Earle 9.50% 4/1/05 .................       3,530,000      3,415,275
   United States Steel 10.75% 8/1/08 ............       2,500,000      2,525,000
   WCI Steel 10.00% 12/1/04 .....................       1,450,000      1,051,250
   Weirton Steel 11.375% 7/1/04 .................       3,100,000        976,500
                                                                      ----------
                                                                      13,859,025
                                                                      ----------

   Miscellaneous - 0.26%
   Stewart Enterprises 144A
      10.75% 7/1/08 .............................       1,075,000      1,134,126
                                                                      ----------
                                                                       1,134,126
                                                                      ----------

   Packaging & Containers - 1.68%
  +Gaylord Container 9.75% 6/15/07 ..............       6,440,000      4,153,800
   Stone Container 144A
      9.75% 2/1/11 ..............................       3,000,000      3,135,000
                                                                      ----------
                                                                       7,288,800
                                                                      ----------

   Paper & Forest Products - 2.90%
   Doman Industries
     +8.75% 3/15/04 .............................       3,025,000      1,739,375
      12.00% 7/1/04 .............................       4,850,000      4,874,250
  +Potlatch 144A 10.00% 7/15/11 .................       2,300,000      2,357,500
   Tembec Industries 144A
      8.50% 2/1/11 ..............................       3,510,000      3,632,850
                                                                      ----------
                                                                      12,603,975
                                                                      ----------

   Real Estate - 1.02%
   La Quinta Properties
      7.40% 9/15/05 .............................       2,050,000      1,927,000

   Nationwide Health Properties
      7.06% 12/5/06 .............................       2,720,000      2,517,752
                                                                      ----------
                                                                       4,444,752
                                                                      ----------

   Retail - 4.62%
  +J Crew
      10.375% 10/15/07 ..........................       8,425,000      7,329,750
    **13.125% 10/15/08 ..........................       4,025,000      2,374,750
  +Levi Strauss 11.625% 1/15/08 .................       4,660,000      4,485,250
   Office Depot 144A 10.00% 7/15/08 .............       2,750,000      2,770,625
   Saks 7.25% 12/1/04 ...........................       3,350,000      3,107,125
                                                                      ----------
                                                                      20,067,500
                                                                      ----------

                                                      Principal      Market
Delaware Delchester Fund                              Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Telecommunications - 10.69%
 **Allegiance Telecom
      11.75% 2/15/08 ............................     $ 6,200,000    $ 3,627,000
  +American Tower 9.375% 2/1/09 .................       4,955,000      4,626,730
  +Crown Castle 9.375% 8/1/11 ...................       3,560,000      3,195,100
 **Crown Castle 144A
      10.375% 5/15/11 ...........................       2,000,000      1,210,000
 **Horizon PCS 14.00% 10/1/10 ...................       7,300,000      2,409,000
   International Cabletel
      12.75% 4/15/05 ............................       5,750,000      3,823,750
   Level 3 Communications
      11.00% 3/15/08 ............................       4,000,000      2,300,000
    **12.875% 3/15/10 ...........................       3,760,000      1,034,000
   McLeodUSA 9.25% 7/15/07 ......................       3,115,000      1,604,225
   Metromedia Fiber 10.00% 12/15/09 .............       3,815,000      1,068,200
+**Microcell Telecommunications
      14.00% 6/1/06 .............................       4,825,000      3,618,750
   Nextel Communications
      9.375% 11/15/09 ...........................         440,000        363,550
   Nextel International 12.75% 8/1/10 ...........      12,145,000      3,066,613
 **Nextel Partners 14.00% 2/1/09 ................       3,860,000      2,402,850
   Nextlink Communications
    **9.45% 4/15/08 .............................       2,945,000        530,100
      10.75% 6/1/09 .............................       1,000,000        360,000
      12.50% 4/15/06 ............................       4,055,000      1,500,350
   Paxson Communications 144A
      10.75% 7/15/08 ............................       2,500,000      2,600,000
  +Time Warner Telecommunications
      10.125% 2/1/11 ............................       1,475,000      1,305,375
 **Ubiquitel 14.00% 4/15/10 .....................       9,200,000      3,358,000
   Williams Communications
      11.70% 8/1/08 .............................       5,500,000      2,392,500
                                                                      ----------
                                                                      46,396,093
                                                                      ----------
   Transportation & Shipping - 1.94%
  +Atlas Air 10.75% 8/1/05 ......................       4,505,000      3,378,750
   Hornbeck-Leevac 144A
      10.625% 8/1/08 ............................       2,110,000      2,094,176
   Teekay Shipping 144A
      8.875% 7/15/11 ............................       2,850,000      2,939,063
                                                                      ----------
                                                                       8,411,989
                                                                      ----------

                                                      Principal         Market
                                                      Amount            Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Utilities - 4.59%
   AES 9.50% 6/1/09 .............................      $4,800,000   $  4,920,000
   Avista 144A 9.75% 6/1/08 .....................       2,250,000      2,435,963
   Azurix 10.75% 2/15/10 ........................       1,825,000      1,870,625
   Calpine
      8.50% 5/1/08 ..............................       2,000,000      2,033,052
      10.50% 5/15/06 ............................       3,000,000      3,142,500
   CMS Energy 9.875% 10/15/07 ...................         925,000        998,380
   Tiverton/Rumford Power
      9.00% 7/15/18 .............................       4,500,000      4,558,995
                                                                      ----------
                                                                      19,959,515
                                                                      ----------
   Total Corporate Bonds
      (cost $378,715,615) .......................                    365,796,576
                                                                     -----------

   Foreign Bonds - 1.27%
   Brazil - 0.34%
  +Federal Republic of Brazil
      11.00% 8/17/40 ............................       2,125,000      1,487,500
                                                                     -----------
                                                                       1,487,500
                                                                     -----------

   Colombia - 0.48%
   Republic of Colombia
      8.375% 2/15/27 ............................       2,935,000      2,054,500
                                                                     -----------
                                                                       2,054,500
                                                                     -----------

   Philippines - 0.45%
   Republic of Philippines
      9.875% 1/15/19 ............................       2,340,000      1,965,600
                                                                     -----------
                                                                       1,965,600
                                                                     -----------
   Total Foreign Bonds
      (cost $5,611,007) .........................                      5,507,600
                                                                     -----------



                                                          Number of
                                                          Shares
   Preferred Stocks - 6.32%
   CSC Holdings PIK 11.125% .....................          87,623      9,331,860
   Dobson PIK 12.25% ............................           4,160      3,785,664
   Intermedia Communications
      PIK 13.50% ................................           2,601      2,828,478
   Nextel Communications PIK 13.00% .............          11,301      7,148,035
   Pegasus Communications PIK ...................               1            980
   Rural Cellular PIK 11.375% ...................           5,298      4,337,451
                                                                     -----------

   Total Preferred Stocks
      (cost $32,205,274)                                              27,432,468
                                                                     -----------

                                                        Number of      Market
Delaware Delchester Fund                                Shares         Value
--------------------------------------------------------------------------------
   Convertible Preferred Stock- 0.29%
   Global Crossing 17.50% .......................          16,000   $  1,280,000
                                                                    ------------

   Total Convertible Preferred Stock
      (cost $4,000,000) .........................                      1,280,000
                                                                    ------------

   Warrants- 0.38%
  *Electronic Retailing System ..................          13,200            132
  *Horizon PCS ..................................           7,300        145,088
  *Gothic Energy ................................          19,600            197
  *KMC Telecom Holdings .........................          14,000          3,500
  *Nextel International .........................          11,200        281,400
  *Terex-Appreciation ...........................          55,200      1,214,400
                                                                    ------------

   Total Warrants
      (cost $1,469,282) .........................                      1,644,717
                                                                    ------------

                                                        Principal
                                                        Amount

   Repurchase Agreements - 0.67%
   With BNP Paribas 3.85% 8/1/01
      (dated 7/31/01, collateralized
      by $736,000 U.S. Treasury Notes
      7.50% due 11/15/01, market
      value $755,460) ...........................        $739,000        739,000
   With Cantor Fitzgerald 3.85% 8/1/01
      (dated 7/31/01, collateralized by
      $308,000 U.S. Treasury Bills due
      1/3/02, market value $303,439 and
      $458,000 U.S. Treasury Bills
      due 1/10/02, market
      value $450,952) ...........................         739,000        739,000
   With J.P. Morgan Chase 3.83% 8/1/01
      (dated 7/31/01, collateralized by
      $662,000 U.S. Treasury Notes
      6.625% due 4/30/02, market
      value $687,865) ...........................         671,000        671,000
   With UBS Warburg 3.85% 8/1/01
      (dated 7/31/01, collateralized by
      $129,000 U.S. Treasury Notes
      5.625% due 9/30/01, market value
      $131,691 and $308,000 U.S. Treasury
      Notes 6.375% due 8/15/02, market
      value $325,830 and $308,000
      U.S. Treasury Notes 6.25% due
      2/15/03, market value $328,348) ...........         769,000        769,000
                                                                    ------------
   Total Repurchase Agreements
      (cost $2,918,000) .........................                      2,918,000
                                                                    ------------

   Total Market Value of Securities- 93.86%
      (cost $427,849,783) .......................                    407,517,606
   Receivables and Other Assets
      Net of Liabilities - 6.14% ................                     26,645,673
                                                                    ------------
   Net Assets Applicable to 139,407,286
      Shares Outstanding - 100.00% ..............                   $434,163,279
                                                                    ============

   Net Asset Value - Delaware Delchester Fund
      Class A ($278,975,484 / 89,589,417
      Shares) ......................................                     $ 3.11
                                                                         ------
   Net Asset Value - Delaware Delchester Fund
      Class B ($118,235,223 / 37,951,604
      Shares) ......................................                     $ 3.12
                                                                         ------
   Net Asset Value - Delaware Delchester Fund
      Class C ($16,840,687 / 5,404,930
      Shares) ......................................                     $ 3.12
                                                                         ------
   Net Asset Value - Delaware Delchester Fund
      Institutional Class
      ($20,111,885 / 6,461,335 Shares) .............                     $ 3.11
                                                                         ------


   Components of Net Assets at July 31, 2001:
   Shares of beneficial interest
      (unlimited authorization - no par) ...........             $1,186,833,514
   Undistributed net investment income .............                    513,216
   Accumulated net realized loss
      on investments ...............................               (732,851,274)
   Net unrealized depreciation
      of investments ...............................                (20,332,177)
                                                                  -------------
   Total net assets ................................               $434,163,279
                                                                  =============



-------------
   PIK - Payment in kind
   TOPrS - Trust Originated Preferred Securities
  *Non-income producing security for the year ended July 31, 2001. **Zero coupon bond as of July 31, 2001. The interest rate shown is the step-up rate.
***Non-income producing security. Security is currently in default.
  +Security is partially or fully on loan.

   Net Asset Value and Offering price per Share -
      Delaware Delchester Fund
   Net asset value Class A (A) .....................                       $3.11
   Sales charge (4.75% of offering price
      or 5.14% of the amount invested
      per share) (B) ...............................                        0.16
                                                                           -----
   Offering price ..................................                       $3.27
                                                                           =====

----------
  (A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $100,000 or more.

                 See accompanying notes

Statement of Assets and Liabilities

July 31, 2001                                           Delaware Delchester Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $427,849,783) .......................   $407,517,606
Receivables for securities sold .................................     22,731,910
Interest receivable .............................................      9,303,244
Cash ............................................................      1,913,346
Subscriptions receivable ........................................      3,076,628
Dividends receivable ............................................        205,856
Other assets ....................................................         17,848
                                                                     -----------
Total assets ....................................................    444,766,438
                                                                     -----------

Liabilities:
Payables for securities purchased ...............................      7,701,615
Liquidations payable ............................................      2,676,335
Accrued expenses ................................................        225,149
                                                                      ----------
Total liabilities ...............................................     10,603,159
                                                                      ----------


Total Net Assets ................................................   $434,163,279
                                                                    ------------


                             See accompanying notes

Statement of Operations

Year Ended July 31, 2001                                Delaware Delchester Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ..........................................   $66,350,801
Dividends .........................................     5,978,039
Security lending ..................................       345,713    $72,674,553
                                                      -----------    -----------

Expenses:
Management fees ...................................     3,616,643
Distribution expense ..............................     2,773,590
Dividend disbursing and transfer agent
  fees and expenses ...............................     1,497,657
Accounting and administration fees ................       228,089
Reports and statements to shareholders ............       213,499
Custodian fees ....................................        86,429
Registration fees .................................        55,531
Professional fees .................................        51,100
Trustees' fees ....................................        22,827
Taxes (other than taxes on income) ................         5,144
Other .............................................       220,831     8,771,340
                                                       ----------
Less expenses absorbed or waived ..................                    (456,290)
Less expenses paid indirectly .....................                     (27,566)
                                                                  -------------
Total expenses ....................................                   8,287,484
                                                                  -------------

Net Investment Income .............................                  64,387,069
                                                                  -------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ..................                (278,445,470)
Net change in unrealized appreciation/depreciation
  of investments ..................................                  82,796,819
                                                                  -------------

Net Realized and Unrealized Loss on Investments ...                (195,648,651)
                                                                  -------------
Net Decrease in Net Assets Resulting
  from Operations .................................               $(131,261,582)
                                                                  -------------

                             See accompanying notes

Statements of Changes in Net Assets

                                                        Delaware Delchester Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                      7/31/01         7/31/00

Increase (Decrease) in Net Assets from Operations:
Net investment income ............................. $ 64,387,069   $103,112,146
Net realized loss on investments .................. (278,445,470)  (246,298,953)
Net change in unrealized appreciation/depreciation
  of investments ..................................   82,796,819     13,901,336
                                                    ---------------------------
Net decrease in net assets resulting from
  operations ...................................... (131,261,582)  (129,285,471)
                                                    ---------------------------




Dividends and Distributions to Shareholders from:
Net investment income:
  Class A .........................................  (43,129,369)   (68,052,624)
  Class B .........................................  (17,030,137)   (27,139,509)
  Class C .........................................   (2,455,855)    (4,519,734)
  Institutional Class .............................   (2,304,256)    (3,085,389)
                                                    ---------------------------
                                                     (64,919,617)  (102,797,256)
                                                    ---------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A .........................................   43,308,242    104,979,713
  Class B .........................................   23,221,703     44,260,404
  Class C .........................................    4,125,867     13,913,843
  Institutional Class .............................   22,498,919     16,288,872

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
  Class A .........................................   19,761,264     32,843,273
  Class B .........................................    6,263,307     11,107,733
  Class C .........................................    1,205,494      2,342,333
  Institutional Class .............................    2,280,426      3,080,348
                                                    ---------------------------
                                                     122,665,222    228,816,519
                                                    ---------------------------

Cost of shares repurchased:
  Class A ......................................... (141,879,299)  (315,900,764)
  Class B .........................................  (65,748,601)  (132,061,852)
  Class C .........................................  (14,530,455)   (34,296,375)
  Institutional Class .............................  (18,149,016)   (31,535,797)
                                                    ---------------------------
                                                    (240,307,371)  (513,794,788)
                                                    ---------------------------
Decrease in net assets derived from capital
  share transactions .............................. (117,642,149)  (284,978,269)
                                                    ---------------------------

Net Decrease in Net Assets ........................ (313,823,348)  (517,060,996)
                                                    ---------------------------

Net Assets:
Beginning of period ...............................  747,986,627  1,265,047,623
                                                    ---------------------------
End of period ..................................... $434,163,279   $747,986,627
                                                    ---------------------------

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Delchester Fund Class A
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                   7/31/01     7/31/00     7/31/99     7/31/98    7/31/97

Net asset value, beginning of period ............................   $4.390      $5.540     $6.650       $6.570     $6.140

Income (loss) from investment operations:
  Net investment income(1) ......................................    0.432       0.524      0.597        0.608      0.598
  Net realized and unrealized gain (loss) on investments ........   (1.276)     (1.155)    (1.102)       0.070      0.430
                                                                   ------------------------------------------------------
  Total from investment operations ..............................   (0.844)     (0.631)    (0.505)       0.678      1.028
                                                                   ------------------------------------------------------
Less dividends and distributions:
  From net investment income ....................................   (0.436)     (0.519)    (0.605)      (0.598)    (0.598)
                                                                   ------------------------------------------------------
  Total dividends and distributions .............................   (0.436)     (0.519)    (0.605)      (0.598)    (0.598)
                                                                   ------------------------------------------------------

Net asset value, end of period ..................................   $3.110      $4.390     $5.540       $6.650     $6.570
                                                                   ======================================================

Total return(2) .................................................  (20.22%)    (11.93%)    (7.65%)      10.73%     17.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................... $278,975    $485,581   $813,787   $1,060,136 $1,030,328
  Ratio of expenses to average net assets .......................    1.25%       1.27%      1.10%        1.06%      1.04%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .....................    1.33%       1.30%      1.10%        1.06%      1.04%
  Ratio of net investment income to average net assets ..........   11.63%      10.55%     10.12%        9.16%      9.48%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ..........   11.55%      10.52%     10.12%        9.16%      9.48%
  Portfolio turnover ............................................     294%         82%        85%         117%       154%

---------------------
(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and July 31, 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Delchester Fund Class B
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                   7/31/01     7/31/00     7/31/99     7/31/98    7/31/97

Net asset value, beginning of period ............................   $4.390      $5.540     $6.650       $6.570     $6.140

Income (loss) from investment operations:
  Net investment income(1) ......................................    0.405       0.487      0.557        0.556      0.550
  Net realized and unrealized gain (loss) on investments ........   (1.270)     (1.154)    (1.103)       0.072      0.430
                                                                   ------------------------------------------------------
  Total from investment operations ..............................   (0.865)     (0.667)    (0.546)       0.628      0.980
                                                                   ------------------------------------------------------
Less dividends and distributions:
  From net investment income ....................................   (0.405)     (0.483)    (0.564)      (0.548)    (0.550)
                                                                   ------------------------------------------------------
  Total dividends and distributions .............................   (0.405)     (0.483)    (0.564)      (0.548)    (0.550)
                                                                   ------------------------------------------------------

Net asset value, end of period ..................................   $3.120      $4.390     $5.540       $6.650     $6.570
                                                                   ======================================================

Total return(2) .................................................  (20.85%)    (12.57%)    (8.34%)       9.91%     16.66%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................... $118,235    $208,784   $349,960     $376,463   $273,499
  Ratio of expenses to average net assets .......................    1.98%       2.00%      1.85%        1.81%      1.79%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .....................    2.06%       2.03%      1.85%        1.81%      1.79%
  Ratio of net investment income to average net assets ..........   10.90%       9.82%      9.37%        8.41%      8.73%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ..........   10.82%       9.79%      9.37%        8.41%      8.73%
  Portfolio turnover ............................................     294%         82%        85%         117%       154%

-----------------
(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and July 31, 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Delchester Fund Class C
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                   7/31/01     7/31/00     7/31/99     7/31/98    7/31/97

Net asset value, beginning of period ............................   $4.390      $5.540     $6.650       $6.570     $6.140

Income (loss) from investment operations:
  Net investment income(1) ......................................    0.405       0.487      0.566        0.555      0.550

  Net realized and unrealized gain (loss) on investments ........   (1.270)     (1.154)    (1.111)       0.073      0.430
                                                                   ------------------------------------------------------
  Total from investment operations ..............................   (0.865)     (0.667)    (0.545)       0.628      0.980
                                                                   ------------------------------------------------------

Less dividends and distributions:
  From net investment income ....................................   (0.405)     (0.483)    (0.565)      (0.548)    (0.550)
                                                                   ------------------------------------------------------
  Total dividends and distributions .............................   (0.405)     (0.483)    (0.565)      (0.548)    (0.550)
                                                                   ------------------------------------------------------

Net asset value, end of period ..................................   $3.120      $4.390     $5.540       $6.650     $6.570
                                                                   ======================================================

Total return(2) .................................................  (20.85%)    (12.57%)    (8.34%)       9.91%     16.66%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .......................  $16,841     $33,871    $62,613      $50,945    $19,094
  Ratio of expenses to average net assets .......................    1.98%       2.00%      1.85%        1.81%      1.79%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .....................    2.06%       2.03%      1.85%        1.81%      1.79%
  Ratio of net investment income to average net assets ..........   10.90%       9.82%      9.37%        8.41%      8.73%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ..........   10.82%       9.79%      9.37%        8.41%      8.73%
  Portfolio turnover ............................................     294%         82%        85%         117%       154%

---------------
(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and July 31, 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Delchester Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                   7/31/01     7/31/00     7/31/99     7/31/98    7/31/97

Net asset value, beginning of period ............................   $4.390      $5.540     $6.650       $6.570     $6.140

Income (loss) from investment operations:
  Net investment income(1) ......................................    0.442       0.538      0.613        0.620      0.614
  Net realized and unrealized gain (loss) on investments ........   (1.277)     (1.156)    (1.104)       0.075      0.429
                                                                   ------------------------------------------------------
  Total from investment operations ..............................   (0.835)     (0.618)    (0.491)       0.695      1.043
                                                                   ------------------------------------------------------

Less dividends and distributions:
  From net investment income ....................................   (0.445)     (0.532)    (0.619)      (0.615)    (0.613)
                                                                   ------------------------------------------------------
  Total dividends and distributions .............................   (0.445)     (0.532)    (0.619)      (0.615)    (0.613)
                                                                   ------------------------------------------------------

Net asset value, end of period ..................................   $3.110      $4.390     $5.540       $6.650     $6.570
                                                                   ======================================================

Total return(2) .................................................  (19.98%)    (11.70%)    (7.42%)      11.00%     17.82%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .......................  $20,112     $19,751    $38,687      $53,673    $44,065
  Ratio of expenses to average net assets .......................    0.98%       1.00%      0.85%        0.81%      0.79%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .....................    1.06%       1.03%      0.85%        0.81%      0.79%
  Ratio of net investment income to average net assets ..........   11.90%      10.82%     10.37%        9.41%      9.73%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ..........   11.82%      10.79%     10.37%        9.41%      9.73%
  Portfolio turnover ............................................     294%         82%        85%         117%       154%

---------------
(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and July 31, 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Notes to Financial Statements


July 31, 2001
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek as high a level of current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class.
Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gains on investments, if any, twice a year.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts and premium currently on fixed income securities but recognizes the discount and premium at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $12,981 for the year ended July 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2001 were approximately $14,585. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

For the period August 1, 2000 through November 30, 2000, DMC had elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 0.90% of average daily net assets of the Fund.

Pursuant to a Distribution Agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At July 31, 2001, the Fund had liabilities payable to affiliates as follows:

  Investment management fees payable to DMC .............. $15,731
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC .........      --
  Other expenses payable to DMC and affiliates ...........      --

For the year ended July 31, 2001, DDLP earned $54,573 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
For the year ended July 31, 2001, the Fund made purchases of $1,493,988,296 and sales of $1,598,046,434 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 2001, the cost of investments for federal income tax purposes was $432,014,960. At July 31, 2001, net unrealized depreciation was $24,497,354 of which $10,363,260 related to unrealized appreciation of investments and $34,860,614 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $533,962,318, which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: 2002 -- $3,628,131, 2003 -- $87,593,579, 2007 -- $10,982,838, 2008 -- $147,703,776 and
2009 -- $284,053,994.

4. Capital Shares
Transactions in capital shares were as follows:

                                                   Year Ended
                                             7/31/01        7/31/00
Shares sold:
  Class A ...............................  11,648,957     20,807,077
  Class B ...............................   6,299,177      8,825,817
  Class C ...............................   1,098,370      2,837,846
  Institutional Class ...................   6,261,392      3,174,399

Shares issued upon reinvestment
of dividends and distributions:
  Class A ...............................   5,415,316      6,647,731
  Class B ...............................   1,713,060      2,246,282
  Class C ...............................     328,279        471,313
  Institutional Class ...................     631,700        623,318
                                          --------------------------
                                           33,396,251     45,633,783
                                          --------------------------
Shares repurchased:
  Class A ............................... (38,066,983)   (63,794,912)
  Class B ............................... (17,615,271)   (26,704,336)
  Class C ...............................  (3,735,373)    (6,900,639)
  Institutional Class ...................  (4,929,578)    (6,284,915)
                                          --------------------------
                                          (64,347,205)  (103,684,802)
                                          --------------------------
Net decrease ............................ (30,950,954)   (58,051,019)
                                          ==========================

--------------------------------------------------------------------------------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2001, or at any time during the year.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase. Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poors Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at July 31, 2001 was $62,438,188 and $64,682,830 respectively.

7. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2001, the Fund designates distributions paid during the year as follows:

     (A)                (B)
  Long-Term          Ordinary           (C)
Capital Gains         Income           Total              (D)
Distributions     Distributions    Distributions      Qualifying
 (Tax Basis)       (Tax Basis)      (Tax Basis)       Dividends(1)
-------------     -------------    -------------      ------------

     --               100%              100%               9%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

--------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds -- Delaware Delchester Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (the "Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Delchester Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 7, 2001

Delaware                                    For Shareholders
Investments(SM)                             800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)      For Securities Dealers
                                            800 362-7500

                                            For Financial Institutions
                                            Representatives Only
                                            800 659-2265

                                            www.delawareinvestments.com


This annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

----------------------------------------------------------------------------------------------------------------------------------
B O A R D  O F  T R U S T E E S                   Thomas F. Madison                          Investment Manager
                                                  President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                          MLM Partners, Inc.                         Philadelphia, PA
Chairman                                          Minneapolis, MN
Delaware Investments Family of Funds                                                         International Affiliate
Philadelphia, PA                                  Janet L. Yeomans                           Delaware International Advisers Ltd.
                                                  Vice President and Treasurer               London, England
Walter P. Babich                                  3M Corporation St.
Board Chairman                                    Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                   Delaware Distributors, L.P.
King of Prussia, PA                                                                          Philadelphia, PA

David K. Downes                                   A F F I L I A T E D  O F F I C E R S       Shareholder Servicing, Dividend
President and Chief Executive Officer                                                        Disbursing and Transfer Agent
Delaware Investments Family of Funds              William E. Dodge                           Delaware Service Company, Inc.
Philadelphia, PA                                  Executive Vice President and               Philadelphia, PA
                                                  Chief Investment Officer, Equity
John H. Durham                                    Delaware Investments Family of Funds       2005 Market Street
Private Investor                                  Philadelphia, PA                           Philadelphia, PA 19103-7057
Horsham, PA
                                                  Jude T. Driscoll
John A. Fry                                       Executive Vice President and
Executive Vice President                          Head of Fixed Income
University of Pennsylvania                        Delaware Investments Family of Funds
Philadelphia, PA                                  Philadelphia, PA

Anthony D. Knerr                                  Richard J. Flannery
Consultant                                        President and Chief Executive Officer
Anthony Knerr & Associates                        Delaware Distributors, L.P.
New York, NY                                      Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC



(5023)                                                        Printed in the USA
AR-024 [7/01] CG 9/01                                                      J7407